Exhibit 99.2

Second Quarter 2012

Supplemental Reporting Package

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the economic downturn and the strength of the economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and developments;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2012 Supplemental Reporting Package	Page 1

Quarterly Highlights

Same Store Net Operating Income Growth(1)	Portfolio Occupancy (%)(1)
Total Leasing Volume (square feet, in millions)	Acquisitions/Dispositions(2) (in millions)

Top 10 Markets(3)

Total Consolidated

Market	ABR (millions)	Occupancy 6/30/12	Occupancy 6/13/11	Change
Houston	$19.5	97.8%	92.9%	4.9%
Southern California	19.3	99.8%	94.1%	5.7%
Atlanta	16.7	90.8%	94.2%	-3.4%
Northern California	15.5	96.6%	82.2%	14.4%
Dallas	15.2	86.8%	88.6%	-1.8%
Cincinnati	12.7	88.7%	78.4%	10.3%
Chicago	12.3	95.9%	87.8%	8.1%
Memphis	11.9	81.4%	100.0%	-18.6%
Baltimore/Washington, D.C.	10.1	92.0%	83.7%	8.3%
New Jersey	7.9	87.0%	87.6%	-0.6%

Total	$141.1	92.5%	89.9%	2.6%

(1)	Prior period amounts are as previously reported and not restated for current quarter same store pool. See Definitions for same store properties.
(2)	Includes consolidated property and land acquisitions and dispositions.
(3)	Based on annualized base rent as of June 30, 2012.

Second Quarter 2012 Supplemental Reporting Package	Page 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES:
Rental revenues	$63,784	$58,772	$127,768	$116,812
Institutional capital management and other fees	1,151	1,129	2,206	2,148

Total revenues	64,935	59,901	129,974	118,960

OPERATING EXPENSES:
Rental expenses	7,811	8,246	15,628	16,345
Real estate taxes	9,337	8,450	19,304	17,318
Real estate related depreciation and amortization	30,747	29,615	61,596	58,103
General and administrative	6,513	7,063	12,299	14,119
Casualty gains	(57)	—	(212)	—

Total operating expenses	54,351	53,374	108,615	105,885

Operating income	10,584	6,527	21,359	13,075

OTHER INCOME AND EXPENSE:
Equity in earnings (loss) of unconsolidated joint ventures, net	430	(1,126)	(424)	(2,483)
Impairment losses on investments in unconsolidated joint ventures	—	(1,934)	—	(1,934)
Interest expense	(17,540)	(13,955)	(34,470)	(29,367)
Interest and other income (expense)	(37)	13	160	99
Income tax expense and other taxes	(287)	(121)	(555)	(161)

Loss from continuing operations	(6,850)	(10,596)	(13,930)	(20,771)
Discontinued operations:
Operating income and other expenses	699	1,019	860	1,391
Gain (loss) on dispositions of real estate interests from discontinued operations	(11,390)	42	(11,302)	—

Income (loss) from discontinued operations	(10,691)	1,061	(10,442)	1,391

Consolidated net loss of DCT Industrial Trust Inc.	(17,541)	(9,535)	(24,372)	(19,380)
Net loss attributable to noncontrolling interests	1,756	1,060	2,583	2,369

Net loss attributable to common stockholders	(15,785)	(8,475)	(21,789)	(17,011)

Distributed and undistributed earnings allocated to participating securities	(137)	(127)	(266)	(244)

Adjusted net loss attributable to common stockholders	$(15,922)	$(8,602)	$(22,055)	$(17,255)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.02)	$(0.04)	$(0.05)	$(0.08)
Income (loss) from discontinued operations	(0.04)	0.00	(0.04)	0.01

Net loss attributable to common stockholders	$(0.06)	$(0.04)	$(0.09)	$(0.07)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted shares	248,107	245,413	247,227	239,261

Second Quarter 2012 Supplemental Reporting Package	Page 3

Consolidated Balance Sheets

(amounts in thousands)

	June 30, 2012	December 31, 2011
	(unaudited)
ASSETS:
Operating properties	$3,064,664	$3,100,172
Properties under development	28,825	9,525
Properties under redevelopment	6,938	4,284
Properties in pre-development including land held	45,125	47,082

Total investment in properties	3,145,552	3,161,063
Less accumulated depreciation and amortization	(595,015)	(589,314)

Net investment in properties	2,550,537	2,571,749
Investments in and advances to unconsolidated joint ventures	136,795	139,278

Net investment in real estate	2,687,332	2,711,027
Cash and cash equivalents	3,407	12,834
Notes receivable	359	1,053
Deferred loan costs, net	7,592	8,567
Straight-line rent and other receivables, net	44,102	42,349
Other assets, net	16,495	17,468
Assets held for sale	35,031	—

Total assets	$2,794,318	$2,793,298

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$35,726	$45,785
Distributions payable	19,130	19,057
Tenant prepaids and security deposits	20,945	22,864
Other liabilities	34,410	29,797
Intangible lease liability, net	17,978	18,897
Line of credit	105,000	—
Senior unsecured notes	935,000	935,000
Mortgage notes	287,867	317,783
Liabilities related to assets held for sale	1,073	—

Total liabilities	1,457,129	1,389,183

Total stockholders’ equity	1,174,156	1,207,969
Noncontrolling interests	163,033	196,146

Total liabilities and equity	$2,794,318	$2,793,298

Second Quarter 2012 Supplemental Reporting Package	Page 4

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(15,785)	$(8,475)	$(21,789)	$(17,011)
Adjustments:
Real estate related depreciation and amortization	31,576	32,298	63,742	63,441
Equity in (earnings) loss of unconsolidated joint ventures, net	(430)	1,126	424	2,483
Equity in FFO of unconsolidated joint ventures	2,459	719	5,294	1,036
Impairment losses on depreciable real estate	11,422	1,892	11,422	1,934
Gain on dispositions of real estate interests	(32)	—	(120)	—
Noncontrolling interest in the above adjustments	(4,373)	(3,573)	(8,117)	(7,197)
FFO attributable to unitholders	2,392	2,262	5,101	4,523

FFO basic and diluted	27,229	26,249	55,957	49,209

FFO attributable to common stockholders and unitholders(1):
Adjustments:
Acquisition costs(2)	557	663	794	1,063

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$27,786	$26,912	$56,751	$50,272

FFO per common share and unit – basic and diluted	$0.10	$0.10	$0.20	$0.18

FFO, as adjusted, per common share and unit – basic and diluted	$0.10	$0.10	$0.21	$0.19

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	248,107	245,413	247,227	239,261
Participating securities	2,007	1,838	1,793	1,728
Units	23,926	25,100	24,839	25,310

FFO weighted average common shares, participating securities and units outstanding – basic	274,040	272,351	273,859	266,299
Dilutive common stock equivalents	618	505	599	507

FFO weighted average common shares, participating securities and units outstanding – diluted	274,658	272,856	274,458	266,806

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

Second Quarter 2012 Supplemental Reporting Package	Page 5

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
NET OPERATING INCOME:(1)
Rental revenues	$63,784	$58,772	$127,768	$116,812
Rental expenses and real estate taxes	(17,148)	(16,696)	(34,932)	(33,663)

Net operating income(2)	$46,636	$42,076	$92,836	$83,149

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	58,978	59,288	58,978	59,288
Average occupancy	90.7%	87.9%	90.6%	87.5%
Occupancy as of period end	90.2%	88.1%	90.2%	88.1%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	58,871	58,940	58,871	58,940
Average occupancy	90.8%	88.3%	90.6%	87.9%
Occupancy as of period end	90.3%	88.6%	90.3%	88.6%
SAME STORE PROPERTIES:(4)
Square feet as of period end	55,226	55,226	53,257	53,257
Average occupancy	90.8%	88.5%	91.3%	89.5%
Occupancy as of period end	90.2%	88.7%	90.8%	89.9%
Rental revenues	$60,604	$59,948	$117,715	$116,248
Rental expenses and real estate taxes	(16,200)	(17,043)	(32,083)	(33,023)

Same store net operating income	44,404	42,905	85,632	83,225
Less: revenue from lease terminations	(110)	(128)	(183)	(182)

Net operating income (excluding revenue from lease terminations)	44,294	42,777	85,449	83,043

Less: straight-line rents, net of related bad debt	(799)	(1,855)	(1,492)	(4,720)
Add back: amortization of below market rents, net	(83)	(85)	(244)	(234)

Cash net operating income (excluding revenue from lease terminations)	$43,412	$40,837	$83,713	$78,089

Net operating income growth (excluding revenue from lease terminations)	3.5%	—	2.9%	—
Cash net operating income growth (excluding revenue from lease terminations)	6.3%	—	7.2%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents – increase to revenue, net of related bad debt expense(3)	$1,141	$2,030	$3,088	$5,132
Straight-line rent receivable (balance sheet)(3)	$38,027	$32,391	$38,027	$32,391
Net amortization of below market rents – increase to revenue(3)	$139	$67	$343	$163
Capitalized interest	$776	$912	$1,469	$1,673
Stock-based compensation amortization	$1,035	$1,283	$2,015	$2,664
Revenue from lease terminations(3)	$110	$134	$214	$188
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$243	$366	$360	$597
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital	$7,468	$3,897	$12,469	$6,495
Building and land improvements	3,059	4,188	4,153	6,478
Tenant improvements and leasing costs	9,342	6,048	14,372	10,909

Total capital expenditures	$19,869	$14,133	$30,994	$23,882

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Second Quarter 2012 Supplemental Reporting Package	Page 6

Property Overview

As of June 30, 2012

Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	38	100.0%	6,098	10.4%	90.8%	$16,651		8.2%
Baltimore/Washington D.C.	17	100.0%	2,057	3.5%	92.0%	10,062		4.9%
Central Pennsylvania	8	100.0%	1,453	2.5%	84.6%	4,694		2.3%
Chicago	21	100.0%	4,029	6.8%	95.9%	12,312		6.0%
Cincinnati	32	100.0%	4,492	7.6%	88.7%	12,680		6.2%
Columbus	14	100.0%	4,301	7.3%	78.3%	7,557		3.7%
Dallas	47	100.0%	4,838	8.2%	86.8%	15,241		7.5%
Denver	2	100.0%	278	0.5%	91.7%	1,228		0.6%
Houston	52	100.0%	3,623	6.1%	97.9%	19,473		9.6%
Indianapolis	7	100.0%	2,299	3.9%	97.8%	7,017		3.4%
Louisville	4	100.0%	1,330	2.3%	99.3%	4,205		2.1%
Memphis	11	100.0%	5,218	8.8%	81.4%	11,886		5.8%
Mexico	15	100.0%	1,653	2.8%	93.4%	6,510		3.2%
Miami	7	100.0%	812	1.4%	99.5%	5,907		2.9%
Nashville	4	100.0%	1,839	3.1%	77.0%	3,916		1.9%
New Jersey	12	100.0%	1,669	2.8%	92.6%	7,931		3.9%
Northern California	25	100.0%	2,784	4.7%	96.6%	15,496		7.6%
Orlando	20	100.0%	1,864	3.2%	88.8%	6,595		3.2%
Phoenix	15	100.0%	1,794	3.0%	85.3%	5,608		2.8%
San Antonio	13	100.0%	1,176	2.0%	97.9%	3,673		1.8%
Seattle	9	100.0%	1,422	2.4%	92.5%	5,789		2.8%
Southern California	28	89.0%	3,842	6.5%	99.8%	19,327		9.5%

Total/weighted average – operating properties	401	99.3%	58,871	99.9%	90.3%	203,758		100.0%

REDEVELOPMENT PROPERTIES:
New Jersey	1	100.0%	107	0.1%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	1	100.0%	107	0.1%	0.0%	—		0.0%

Total/weighted average – consolidated properties	402	99.3%	58,978	100.0%	90.2%	$203,758	(3)	100.0%

Continued on next page

See footnotes on next page.

Second Quarter 2012 Supplemental Reporting Package	Page 7

Property Overview

(continued)

As of June 30, 2012

Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	8.4%	44.8%	1,533	3.0%
Southern California Logistics Airport(4)	6	50.0%	1,984	11.6%	97.8%	6,847	13.7%

Total/weighted average – unconsolidated operating properties	9	50.0%	3,407	20.0%	75.7%	8,380	16.7%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	3	11.5%	1,194	7.0%	88.5%	2,913	5.8%
Central Pennsylvania	4	8.2%	1,210	7.1%	55.1%	2,697	5.4%
Charlotte	1	3.6%	472	2.8%	100.0%	1,604	3.2%
Chicago	4	18.0%	1,525	8.9%	100.0%	6,026	12.0%
Cincinnati	4	15.4%	1,243	7.3%	98.7%	3,985	8.0%
Columbus	2	5.7%	451	2.6%	100.0%	1,326	2.6%
Dallas	4	16.8%	1,726	10.1%	87.1%	4,969	9.9%
Denver	5	20.0%	773	4.5%	94.4%	3,216	6.4%
Indianapolis	1	11.4%	475	2.8%	89.0%	1,651	3.3%
Louisville	4	10.0%	736	4.3%	100.0%	2,126	4.2%
Memphis	1	20.0%	1,039	6.1%	74.1%	2,331	4.6%
Minneapolis	3	3.6%	472	2.8%	100.0%	2,339	4.7%
Nashville	2	20.0%	1,020	6.0%	100.0%	1,395	2.8%
New Jersey	2	10.2%	216	1.3%	96.3%	836	1.7%
Northern California	1	3.6%	396	2.3%	100.0%	1,188	2.4%
Orlando	2	20.0%	696	4.1%	100.0%	3,159	6.3%

Total/weighted average – co-investment operating properties	43	14.1%	13,644	80.0%	90.5%	41,761	83.3%

Total/weighted average – unconsolidated properties	52	21.3%	17,051	100.0%	87.6%	50,141	100.0%

SUMMARY:
Total/weighted average – operating properties	453	81.8%	75,922	99.9%	89.6%	253,899	100.0%
Total/weighted average – redevelopment properties	1	100.0%	107	0.1%	0.0%	—	0.0%

Total/weighted average – all properties	454	81.8%	76,029	100.0%	89.6%	253,899	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $5.7 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Second Quarter 2012 Supplemental Reporting Package	Page 8

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)				(in thousands)
FOUR QUARTERS ROLLING
New	159	5,838	-12.3%	-1.0%	62	$16,989	$2.91
Renewal	174	10,953	-5.3%	2.7%	54	10,624	0.97
Development and redevelopment	5	301	N/A	N/A	121	N/A	N/A

Total/Weighted Average	338	17,092	-6.3%	2.2%	58	$27,613	$1.64

Weighted Average Retention	75.2%

SECOND QUARTER 2012
New	39	1,993	-12.1%	0.3%	49	$4,624	$2.32
Renewal	54	3,651	-4.8%	1.1%	47	2,957	0.81
Development and redevelopment	2	179	N/A	N/A	170	N/A	N/A

Total/Weighted Average	95	5,823	-6.1%	1.0%	51	$7,581	$1.35

Weighted Average Retention	74.6%

YEAR TO DATE 2012
New	70	3,254	-9.7%	3.6%	56	$8,525	$2.62
Renewal	96	5,687	-4.4%	1.3%	48	5,118	0.90
Development and redevelopment	3	212	N/A	N/A	149	N/A	N/A

Total/Weighted Average	169	9,153	-5.3%	1.7%	53	$13,643	$1.52

Weighted Average Retention	73.2%

Lease Expirations for Consolidated Properties as of June 30, 2012(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2012(4)	3,185	$13,689	5.9%
2013	8,807	38,455	16.7%
2014	9,149	36,038	15.6%
2015	7,989	32,666	14.2%
2016	7,148	31,350	13.6%
Thereafter	16,897	78,352	34.0%

Total occupied	53,175	$230,550	100.0%

Available or lease but not occupied	5,803

Total consolidated properties	58,978

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Second Quarter 2012 Supplemental Reporting Package	Page 9

Acquisition and Disposition Summary

For the Six Months Ended June 30, 2012

	Property Name	Market	Size	Occupancy at Acquisition/Disposition	Occupancy at June 30, 2012
ACQUISITIONS:
January	4802 W Van Buren	Phoenix	76,000 sq. ft.	100.0%	100.0%
March	DCT 55	Chicago	32.6 acres	N/A	N/A
April	2995 Evergreen Drive	Atlanta	157,000 sq. ft	100.0%	100.0%
April	785 Center Avenue	Chicago	304,000 sq. ft.	50.2%	50.2%
May	Claymoore Business Center (2 buildings)	Houston	98,000 sq. ft.	95.8%	95.8%
June	11400 NW 34th Street	Miami	50,000 sq. ft.	100.0%	100.0%
June	4117 Pinnacle Point Drive	Dallas	550,000 sq. ft.	100.0%	100.0%
June	116 Lehigh Drive	New Jersey	107,000 sq. ft.	0.0%	0.0%
June	7425 Pinemont	Houston	111,000 sq. ft.	82.6%	82.6%

Total YTD Purchase Price – $82.7 million

DISPOSITIONS:
January	5470 Oakbrook Parkway	Atlanta	85,000 sq. ft.	85.5%	N/A
February	2820 Peterson Place	Atlanta	19,000 sq. ft.	100.0%	N/A
May	5417 Wyoming Avenue	Charlotte	80,000 sq. ft.	0.0%	N/A
June	Oak/Reg Service Center (13 buildings)	Atlanta	547,000 sq. ft	69.3%	N/A
Total YTD Sales Price – $27.7 million

Second Quarter 2012 Supplemental Reporting Package	Page 10

Development Overview

As of June 30, 2012

Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Costs Incurred		Total Projected Investment	Expected Completion		Percentage Leased
						Q2-2012	Total
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
UNDER CONSTRUCTION:
Dulles Summit	Baltimore/ Washington D.C.	13	2	179	95%	$2,759	$14,345	$16,743	Q3-2012	(1)	100%
Northwest 8 Distribution Center(2)	Houston	16	1	267	0%	21	72	13,563	Q3-2012		0%
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	1,360	5,773	14,101	Q3-2012		0%
DCT 55	Chicago	33	1	604	100%	1,794	8,635	28,017	Q4-2012		0%

	TOTAL	69	5	1,217		$5,934	$28,825	$72,424

Yield – Under Construction (projected):		8.1%

PREDEVELOPMENT:
DCT Airtex Industrial Center	Houston	13			100%	$205	$2,903
DCT Commerce Center at Pan American West (Building B)	Miami	7			100%	23	4,218
8th & Vineyard	So. California	19			91%	67	5,685
Slover Logistics Center	So. California	28			100%	174	14,802
Southern California Logistics	So. California	7			50%	335	335
Dulles Summit Out Parcels.	Baltimore/ Washington D.C.	5			50%	3	2,358

	TOTAL	79				$807	$30,301

(1)	The project is expected to be shell complete as of Q3 2012.
(2)	This project is a forward purchase commitment with an unrelated third-party to acquire an industrial facility upon its completion.

Second Quarter 2012 Supplemental Reporting Package	Page 11

Indebtedness

(dollar amounts in thousands)

As of June 30, 2012

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of June 30, 2012
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.34%	2.34%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	5.50%	5.50%	August 2022	40,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				935,000

MORTGAGE NOTES:
Fixed rate secured debt	5.86%	5.77%	Oct. 2012-Aug. 2025	285,873
Premiums (discounts), net of amortization				1,994

				287,867

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	N/A	N/A	June 2015	105,000

Total carrying value of consolidated debt				$1,327,867

Fixed rate debt	5.79%	5.82%		79%
Variable rate debt	2.50%	2.50%		21%

Weighted average interest rate	5.09%	5.12%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$29,690
SCLA				31,330

				$61,020

Scheduled Principal Payments of Debt as of June 30, 2012 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2012	$—	$21,365	$—	$21,365
2013	175,000	44,330	—	219,330
2014	50,000	10,013	—	60,013
2015	215,000	48,383	105,000	368,383
2016	99,000	10,219	—	109,219
2017	51,000	6,135	—	57,135
2018	81,500	6,221	—	87,721
2019	46,000	50,819	—	96,819
2020	50,000	64,847	—	114,847
2021	92,500	18,256	—	110,756
Thereafter	75,000	5,285	—	80,285

Total	$935,000	$285,873	$105,000	$1,325,873

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. We have issued one letter of credit secured by the unsecured revolving credit facility totaling $3.3 million; therefore there was $191.7 million available under the unsecured revolving credit facility as of June 30, 2012.

(3)	Based on DCT’s ownership as of June 30, 2012.

Hedge Activity: As of June 30, 2012, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

Second Quarter 2012 Supplemental Reporting Package	Page 12

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at June 30, 2012

Description	Shares or Units(1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	249,280	$6.30	$1,570,464
Operating partnership units outstanding	21,554	$6.30	135,790

Total equity market capitalization			1,706,254

Consolidated debt			1,327,867
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,395)
Proportionate share of debt related to unconsolidated joint ventures			61,020

DCT share of total debt			1,382,492

Total market capitalization			$3,088,746

DCT share of total debt to total market capitalization			44.8%

Fixed Charge Coverage

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Net loss attributable to common stockholders(3)	$(15,785)	$(8,475)	$(21,789)	$(17,011)
Interest expense	17,571	14,768	34,599	30,279
Proportionate share of interest expense from unconsolidated joint ventures	865	770	1,686	1,609
Real estate related depreciation and amortization	31,576	32,298	63,742	63,441
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,744	1,576	4,065	3,002
Income tax expense and other taxes	287	121	555	161
Stock-based compensation amortization	1,035	1,283	2,015	2,664
Noncontrolling interests	(1,756)	(1,060)	(2,583)	(2,369)
Non-FFO gains on dispositions of real estate interests	(32)	—	(120)	—
Impairment losses	11,422	1,892	11,422	1,934

Adjusted EBITDA	$46,927	$43,173	$93,592	$83,710

CALCULATION OF FIXED CHARGES
Interest expense	$17,571	$14,768	$34,599	$30,279
Capitalized interest	776	912	1,469	1,673
Amortization of loan costs and debt premium/discount	(210)	(268)	(492)	(481)
Proportionate share of interest expense from unconsolidated joint ventures	865	770	1,686	1,609

Total fixed charges	$19,002	$16,182	$37,262	$33,080

Fixed charge coverage	2.5	2.7	2.5	2.5

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.5 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of June 30, 2012.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Second Quarter 2012 Supplemental Reporting Package	Page 13

Institutional Capital Management Summary

(unaudited, dollar amounts in thousands)

Statements of Operations

	For the six months ended June 30, 2012
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan
REVENUES:
Total rental revenues	$4,867	$6,709	$3,500	$1,550	$10,673

EXPENSES:
Rental expenses	415	570	290	167	894
Real estate taxes	933	1,391	524	116	1,809
Depreciation and amortization	2,315	3,637	1,547	660	5,143
General and administrative	307	46	7	6	400

Total expenses	3,970	5,644	2,368	949	8,246
Interest expense	(3,358)	(3,468)	(1,599)	(454)	—
Interest and other income	—	3	—	2,464	355
Taxes	(46)	(21)	(25)	(4)	(9)

Net income (loss)	$(2,507)	$(2,421)	$(492)	$2,607	$2,773

Rental revenues	$4,867	$6,709	$3,500	$1,550	$10,673
Rental expenses and real estate taxes	1,348	1,961	814	283	2,703

Net operating income	$3,519	$4,748	$2,686	$1,267	$7,970

Data by Fund as of June 30, 2012:	Number of Buildings	Square feet (in thousands)	Occupancy	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	14	3,561	84.1%	3.6%
TRT-DCT JV II	5	1,744	92.3%	11.4%
TRT-DCT JV III	4	736	100.0%	10.0%
JP Morgan	14	4,956	96.3%	20.0%

Total/weighted average	43	13,644	90.5%	14.1%

Balance Sheets

	As of June 30, 2012
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan
Total investment in properties	$126,167		$206,822		$90,657		$25,376		$289,410
Accumulated depreciation and amortization	(30,129)		(45,833)		(18,307)		(4,540)		(50,773)

Net investment in properties	96,038		160,989		72,350		20,836		238,637
Cash and cash equivalents	1,060		1,174		542		299		3,426
Other assets	2,990		3,106		1,950		374		4,422

Total assets	$100,088		$165,269		$74,842		$21,509		$246,485

Other liabilities	$2,935		$3,609		$1,147		$557		$4,182
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		31,735	(2)	10,101	(3)	—		—
Secured debt maturities thereafter	94,892	(1)	85,000	(2)	—		8,485	(4)	—

Total secured debt	94,892		116,735		49,826		8,485		—

Total liabilities	97,827		120,344		50,973		9,042		4,182
Partners or members’ capital	2,261		44,925		23,869		12,467		242,303

Total liabilities and Partners or members’ capital	$100,088		$165,269		$74,842		$21,509		$246,485

(1)	$94.9 million has a stated interest rate of 7.6% and requires principal and interest payments through maturity in 2036.
(2)

$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $31.7 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.1 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.5 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

Second Quarter 2012 Supplemental Reporting Package	Page 14

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Second Quarter 2012 Supplemental Reporting Package	Page 15

Definitions

(Continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Month Ended June 30,		Six Month Ended June 30,
	2012	2011	2012	2011
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(6,850)	$(10,596)	$(13,930)	$(20,771)
Income tax expense (benefit) and other taxes	287	121	555	161
Interest and other (income) expense	37	(13)	(160)	(99)
Interest expense	17,540	13,955	34,470	29,367
Equity in (earnings) loss of unconsolidated joint ventures, net	(430)	1,126	424	2,483
General and administrative	6,513	7,063	12,299	14,119
Real estate related depreciation and amortization	30,747	29,615	61,596	58,103
Impairment losses on investments in unconsolidated joint ventures	—	1,934	—	1,934
Casualty gains	(57)	—	(212)	—
Institutional capital management and other fees	(1,151)	(1,129)	(2,206)	(2,148)

Total GAAP net operating income	46,636	42,076	92,836	83,149
Less net operating (income) loss – non-same store properties	(2,232)	829	(7,204)	76

Same store GAAP net operating income	44,404	42,905	85,632	83,225
Less revenue from lease terminations	(110)	(128)	(183)	(182)

Same store GAAP net operating income, excluding revenue from lease terminations	44,294	42,777	85,449	83,043
Less straight-line rents, net of related bad debt expense	(799)	(1,855)	(1,492)	(4,720)
Add back amortization of above/(below) market rents	(83)	(85)	(244)	(234)

Same store cash net operating income, excluding revenue from lease terminations	$43,412	$40,837	$83,713	$78,089

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) – (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Second Quarter 2012 Supplemental Reporting Package	Page 16

Definitions

(Continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(9,614)	$(9,142)	$(4,677)	$(6,916)	$(6,850)
Income tax expense (benefit) and other taxes	121	(56)	38	268	287
Interest and other (income) expense	(14)	356	53	(197)	37
Interest expense	14,768	16,628	17,104	17,028	17,540
Equity in (earnings) loss of unconsolidated joint ventures, net	1,126	967	(894)	854	(430)
General and administrative	7,063	6,346	5,459	5,785	6,513
Real estate related depreciation and amortization	32,298	33,398	31,106	32,139	30,747
Impairment losses	—	—	448	—	—
Impairment losses on investments in unconsolidated joint ventures	1,934	—	19	—	—
Casualty gains	(1,244)	(54)	(33)	(155)	(57)
Institutional capital management and other fees	(1,129)	(1,004)	(1,138)	(1,055)	(1,151)

Total GAAP net operating income	45,309	47,439	47,485	47,751	46,636
Less net operating (income) loss – non-same store properties	(5,082)	(5,877)	(6,095)	(4,430)	(2,232)

Same store GAAP net operating income	40,227	41,562	41,390	43,321	44,404
Less revenue from lease terminations	(134)	(262)	(179)	(73)	(110)

Same store GAAP net operating income, excluding revenue from lease terminations	40,093	41,300	41,211	43,248	44,294
Less straight-line rents, net of related bad debt expense	(1,264)	(875)	(1,460)	(1,078)	(799)
Add back amortization of above/(below) market rents	(97)	(190)	(168)	(142)	(83)

Same store cash net operating income, excluding revenue from lease terminations	$38,732	$40,235	$39,583	$42,028	$43,412

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(11,490)	$(8,836)	$(12,628)	$(10,388)	$(10,596)
Income tax expense (benefit) and other taxes	582	235	(137)	40	121
Interest and other (income) expense	(353)	(227)	(245)	(85)	(13)
Interest expense	13,225	15,493	15,333	15,511	13,955
Equity in (earnings) loss of unconsolidated joint ventures, net	349	1,293	786	1,357	1,126
General and administrative	6,362	6,134	6,734	7,056	7,063
Real estate related depreciation and amortization	28,948	28,526	28,186	29,846	29,615
Impairment losses	4,556	—	4,100	—	—
Impairment losses on investments in unconsolidated joint ventures	—	—	216	—	1,934
Casualty gains	—	—	—	—	—
Institutional capital management and other fees	(1,038)	(1,046)	(1,082)	(1,019)	(1,129)

Total GAAP net operating income	41,141	41,572	41,263	42,318	42,076
Less net operating (income) loss—non-same store properties	(545)	(425)	(251)	(579)	829

Same store GAAP net operating income	40,596	41,147	41,012	41,739	42,905
Less revenue from lease terminations	(23)	(273)	(96)	(54)	(128)

Same store GAAP net operating income, excluding revenue from lease terminations	40,573	40,874	40,916	41,685	42,777
Less straight-line rents, net of related bad debt expense	(1,360)	(344)	(1,610)	(3,014)	(1,855)
Add back amortization of above/(below) market rents	80	(90)	(17)	(115)	(85)

Same store cash net operating income, excluding revenue from lease terminations	$39,293	$40,440	$39,289	$38,556	$40,837

Change in GAAP same store NOI	-1.2%	1.0%	0.7%	3.8%	3.5%

Change in cash same store NOI	-1.4%	-0.5%	0.7%	9.0%	6.3%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment

Second Quarter 2012 Supplemental Reporting Package	Page 17